UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)

(987) 284-2800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 12, 2025, the Board of Directors (the “Board”) of Symbotic Inc. (the “Company”) approved an increase in the size of the Board from seven to eight members, effective May 14, 2025, and appointed Eric Branderiz to the Board, effective May 14, 2025.

Mr. Branderiz, 60, served as the executive vice president and chief financial officer of Enphase Energy, Inc., a renewal energy technology company, from June 2018 to February 2022 and continued serving as an advisor until June 2022. He currently serves on the boards of directors of Cognizant Technology Solutions Corporation and Fortive Corporation and has served in both roles since 2023. Prior to joining Enphase, Mr. Branderiz served as the chief accounting officer and corporate controller of Tesla, Inc., an automotive and renewal energy company, from October 2016 to March 2018, and in various senior roles, including as the senior vice president, corporate controller and chief accounting officer, at SunPower Corporation, a solar energy system design and manufacturing company, from 2010 to 2016. Prior to joining SunPower Corporation, Mr. Branderiz served in various senior roles with Knowledge Learning Corporation, Spansion, Inc., and Advanced Micro Devices, Inc. He is a Certified Public Accountant in California and received his bachelor’s degree in Business Commerce with an emphasis on Accounting from the University of Alberta, Canada.

Mr. Branderiz will be compensated for his service as a director pursuant to the Company’s non-employee director compensation program that entitles our non-employee directors to a cash retainer for service on the Board and for service on each committee on which the director is a member. A description of the Company’s non-employee director compensation arrangements can be found in the section titled “Director Compensation” in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on January 17, 2025 and incorporated herein by reference. Mr. Branderiz has also entered into an indemnification agreement with the Company, the form of which is attached as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 13, 2022 and is incorporated by reference herein.

A copy of the press release issued by the Company on May 15, 2025 announcing the appointment of Mr. Branderiz is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Symbotic Inc. Press Release, dated May 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025

Symbotic Inc.

By:	/s/ Carol Hibbard
Name:	Carol Hibbard
Title:	Chief Financial Officer and Treasurer